U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         March 10, 2004 (March 5, 2004)
                -------------------------------------------------
                Date of Report (date of earliest event reported):


                     ADVANCED HEALTHCARE TECHNOLOGIES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Nevada                        33351058               84-1565820
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

       10470 South Redwood Road, #411
               South Jordan, UT                               84095
  ----------------------------------------                  ----------
  (Address of Principal Executive Offices)                  (Zip Code)


                                 (866) 641-7873
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

The undersigned hereby amends Item 4 of its current report on Form 8-K dated March 8, 2004.

ITEM 4. Changes in Registrant's Certifying Accountant.

         On March 5, 2004, the Registrant dismissed James E. Scheifley ("Scheifley") as its independent auditor and on March 8, 2004 the Registrant engaged HJ & Associates, LLC ("HJ") as its new independent auditor. The Registrant's board of directors approved the dismissal of Scheifley and the engagement of HJ.

         Scheifley's reports on the financial statements of the Registrant for the past two fiscal years ended March 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         There were no disagreements between the Registrant and Scheifley on any matter of accounting principles or practices, financial statement disclosure, accounting scope or procedure, or any reportable events during the Registrant's two most recent fiscal years ended March 31, 2003 and 2002 and subsequent interim reporting periods from the last audit date of June 25, 2003, through and including the termination date of March 5, 2004.

         The Registrant has requested that Scheifley furnish a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements made by the Registrant in this report. A copy of the letter received by the Registrant from Scheifley with respect to the Registrant's request has been attached and filed with this report as Exhibit 16.1.

         During the last two fiscal years ended March 31, 2003 and 2002 and the subsequent interim period through March 8, 2004, the Registrant did not consult with HJ regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7. Exhibits

         (c)      The following exhibits are being furnished herewith:

                  16.1     Letter on change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Advanced Healthcare Technologies, Inc.


Dated: March 10, 2004                    By /s/ Johnny Sanchez
                                           -------------------------------
                                           Johnny Sanchez
                                           President and CEO